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                               [BB&T FUNDS LOGO]

                         SUPPLEMENT DATED MAY 22, 2000
                   TO THE MONEY MARKET FUNDS PROSPECTUS DATED
                FEBRUARY 1, 2000, THE CLASS A AND CLASS B SHARES
                     PROSPECTUS DATED FEBRUARY 1, 2000, AND
               THE TRUST SHARES PROSPECTUS DATED FEBRUARY 1, 2000

THIS SUPPLEMENT PROVIDES UPDATED INFORMATION REGARDING (1) THE SUB-ADVISER FOR THE PRIME MONEY MARKET FUND, (2) CHANGES TO THE PRIME MONEY MARKET FUND'S CONCENTRATION POLICY, (3) INTEREST RATE SENSITIVITY MANAGEMENT OF THE TAXABLE BOND FUNDS, AND (4) MANAGEMENT OF THE INTERNATIONAL EQUITY FUND. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE APPLICABLE PROSPECTUSES.

I. SUB-ADVISER FOR THE PRIME MONEY MARKET FUND

Information regarding the current Sub-Adviser for the Prime Money Market Fund appears on page 19 of the Money Market Funds Prospectus, page 75 of the Class A and Class B Shares Prospectus, and page 74 of the Trust Shares Prospectus. It is proposed that the Fund's current Sub-Adviser be replaced with a new Sub-Adviser.

At a meeting held on May 4, 2000, the Board of Trustees of BB&T Funds unanimously approved, subject to Shareholder approval, an Investment Sub-Advisory Agreement between Branch Banking and Trust Company ("BB&T") and Federated Investment Management Company ("Federated") regarding the Prime Money Market Fund. Under the proposed Investment Sub-Advisory Agreement, Federated would act as Sub-Adviser to the Prime Money Market Fund. Approval of this proposed Investment Sub-Advisory Agreement will be submitted to a Shareholder vote in June 2000.

II. CHANGES TO THE PRIME MONEY MARKET FUND'S CONCENTRATION POLICY

Information regarding the current concentration policy for the Prime Money Market Fund appears on page 14 of the Money Market Funds Prospectus, on page 66 of the Class A and Class B Shares Prospectus, and on page 65 of the Trust Shares Prospectus. It is proposed that this policy be revised.

The current policy provides that under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations.

The proposed change would prohibit concentration of the Prime Money Market Fund's investments in any industry, including the financial services industry. Government securities, municipal securities, and bank instruments would not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund would not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. Approval of this amendment will be submitted to a Shareholder vote in June 2000.

III. INTEREST RATE SENSITIVITY MANAGEMENT OF THE TAXABLE BOND FUNDS

The Taxable Bond Funds previously managed fixed income securities subject to parameters expressed in terms of "average weighted maturity." Average weighted maturity is a tool used to assess interest rate sensitivity, i.e., the degree of change in value that will be caused by increases or decreases in interest rates. The Taxable Bond Funds have stopped using average weighted maturity and are now using parameters expressed in terms of "duration." Like average weighted maturity, duration is an indicator of the interest rate sensitivity of fixed income securities. More specifically, duration is the estimated percentage change in a security's price that will result from a 1% change in interest rates. The Adviser has made this change because it believes that duration is a more accurate measure of interest rate sensitivity. This modification will not cause the Taxable Bond Funds to experience increased turnover in portfolio holdings.
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As a result, the following language has been revised to reflect the adjustment described above:

  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

Under the section "Principal Investment Strategies" on page 22 of the Class A and Class B Shares Prospectus, and on page 24 of the Trust Shares Prospectus, the last sentence of the first paragraph has been deleted and replaced in its entirety with the following:

     "The duration range of the Fund will be from 1.5 to 3.5."

  INTERMEDIATE U.S. GOVERNMENT BOND FUND

Under the section "Principal Investment Strategies" on page 25 of the Class A and Class B Shares Prospectus, and on page 27 of the Trust Shares Prospectus, the last sentence of the first paragraph has been deleted and replaced in its entirety with the following:

     "The duration range of the Fund will be from 3.5 to 7.0."

  INTERMEDIATE CORPORATE BOND FUND

Under the section "Principal Investment Strategies" on page 28 of the Class A and B Shares Prospectus, and on page 30 of the Trust Shares Prospectus, the last sentence of the first paragraph has been deleted and replaced in its entirety with the following:

     "The duration range of the Fund will be from 3.0 to 7.0."

IV. MANAGEMENT OF THE INTERNATIONAL EQUITY FUND

The International Equity Fund is now managed by a team of investment professionals rather than by an individual portfolio manager. Therefore, under the section "Portfolio Managers" on page 75 of the Class A and Class B Shares Prospectus, and on page 74 of the Trust Shares Prospectus, the paragraph regarding the International Equity Fund has been deleted in its entirety.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

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